UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2009

Diedrich Coffee, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200

Irvine, California 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2009, Diedrich Coffee, Inc. (“Diedrich”), Peet’s Coffee & Tea, Inc., a Washington corporation (“Peet’s”), and Marty Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Peet’s (“Acquisition Sub”), entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”).

The Amendment provides that, among other things, Acquisition Sub’s obligation to accept for exchange and deliver consideration for shares of Diedrich common stock, $0.01 par value (the “Shares”), validly tendered (and not withdrawn) pursuant to Acquisition Sub’s exchange offer (the “Offer”) to acquire all of the issued and outstanding Shares is additionally subject to the following condition: the registration statement on Form S-4 to register the offer and sale of Peet’s common stock pursuant to the Offer shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended, and no stop order shall have been issued by the Securities and Exchange Commission (the “SEC”) and be outstanding, and no proceeding for that purpose shall have been initiated by the SEC and be outstanding or be threatened by the SEC.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Additional Information

In connection with the Offer and the merger (the “Merger”) of Acquisition Sub with and into Diedrich, with Diedrich as the surviving corporation, Peet’s has filed a Registration Statement on Form S-4 and a Tender Offer Statement on Schedule TO with the SEC, and Diedrich has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Diedrich stockholders are urged to read the documents carefully before making any decisions, as they contain important information about the transaction. Investors will be able to obtain free copies of the Form S-4, the Schedule TO and the Schedule 14D-9, as well as other filings containing information about Diedrich and Peet’s, without charge, at the SEC’s website (www.sec.gov) once such documents are filed with the SEC. A free copy of the Schedule 14D-9, when it becomes available, may also be obtained from Diedrich’s website at www.diedrich.com under the heading “Investor Services” and also by making a request to Investor Relations at Diedrich Coffee, Inc., 28 Executive Park, Suite 200, Irvine, CA 92614.

Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K that are subject to risks and uncertainties. These forward-looking statements include information about the Offer and Merger. When we use the words “believe,” “expect,” “anticipate,” “estimate” or similar expressions, we are making forward-looking statements. Many possible events or factors could affect our future financial results and performance. This could cause our results or performance to differ materially from those expressed in our forward-looking statements. You should consider these risks when you review this Current Report on Form 8-K, along with the following possible events or factors:

•	the risk that the Offer and the Merger will not be completed;

•	the risk that Peet’s business and/or Diedrich’s business will be adversely impacted during the pendency of the Offer and the Merger;

•	the risk that the operations of Peet’s and Diedrich will not be integrated successfully;

•	the financial and operating performance of our wholesale operations;

•	our ability to achieve and/or maintain profitability over time;

•	the successful execution of our growth strategies;

•	the impact of competition; and

•	the availability of working capital.

Additional risks and uncertainties are described in detail under the caption “Risk Factors Relating to Diedrich Coffee and Its Business” in our annual report on Form 10-K for the fiscal year ended June 24, 2009 and in other reports that we file with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this Current Report on Form 8-K. There can be no assurance that the proposed Merger will in fact be consummated. Except where required by law, we do not undertake an obligation to revise or update any forward-looking statements, whether as a result of new information, future events or changed circumstances.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 17, 2009, by and among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIEDRICH COFFEE, INC.

Date: November 17, 2009	By:	/s/ Sean M. McCarthy
Sean M. McCarthy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 17, 2009, by and among Peet’s Coffee & Tea, Inc., Marty Acquisition Sub, Inc. and Diedrich Coffee, Inc.

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